UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 9, 2005


                           Trustreet Properties, Inc.
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             (Exact name of registrant as specified in its charter)


     Maryland                         1-13089                    75-2687420
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


        450 South Orange Avenue                                     32801
           Orlando, Florida
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (407) 540-2000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

Trustreet Properties, Inc. (the "Company") is the new name adopted upon the merger of CNL Restaurant Properties, Inc. ("CNLRP") and eighteen CNL Income Fund Partnerships with and into U.S. Restaurant Properties, Inc. For accounting purposes, however, CNLRP was treated as the acquirer. On May 10, 2005, the Company filed a Form 10-Q to report the Company's financial statements and management's discussion and analysis of financial condition and results of operation for the quarters ended March 31, 2005 and 2004.

This Form 8-K is being filed to amend Items 1 and 2 of Part I of the Company's Form 10-Q for the quarter ended March 31, 2005 to reflect the reclassification of two properties (the "Properties") identified during the quarter ended June 30, 2005 as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144") and the requirements of the U.S. Securities and Exchange Commission (the "SEC"). Under the SEC requirements, the Company must reflect any reclassification to discontinued operations required by FAS 144 subsequent to the sale or identification for sale of properties on previously issued annual financial statements for each of the periods shown in the Company's Form 10-Q filed on May 10, 2005 if those financials are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the properties were identified for sale. The reclassifications have no effect on stockholder's equity or net income.

The Company has reported revenues and expenses related to the Properties as income from discontinued operations for the reporting periods following March 31, 2005.

Readers should refer to the Company's quarterly reports on Form 10-Q for information related to periods subsequent to March 31, 2005.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

     Exhibit No.        Description

                99.1    Financial  Statements  and  Management's  Discussion and
                        Analysis   of   Financial   Condition   and  Results  of
                        Operations



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 9, 2005                             TRUSTREET PROPERTIES, INC.

                                                     By:

                                                     /s/ CURTIS B. MCWILLIAMS
                                                     ---------------------------
                                                       Curtis B. McWilliams
                                                       Chief Executive Officer


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                                  EXHIBIT INDEX

     Exhibit No.        Description

                99.1    Financial  Statements  and  Management's  Discussion and
                        Analysis   of   Financial   Condition   and  Results  of
                        Operations



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                                  EXHIBIT 99.1


   FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS


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